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                                                                   EXHIBIT 10.25


               SUMMARY OF COMPENSATORY ARRANGEMENTS WITH EXECUTIVE OFFICERS

      The compensation committee of the board of directors approved the following base salaries for the executive officers, which apply for calendar year 2005 (unless otherwise noted):

John R. Bertucci                                                  $500,000.00
      Chairman and Chief Executive Officer

Leo Berlinghieri                                                  $370,000.00
      President and Chief Operating Officer

Gerald G. Colella                                                 $265,762.00
      Vice President, Global Business and Service Operations

Ron Hadar                                                         $205,000.00
      Vice President and General Manager, CIT Products

Robert L. Klimm                                                   $214,362.00*
      Vice President and General Manager, Power and Reactive
      Gas Products Group

John A. Smith                                                     $250,719.00*
      Vice President and Chief Technology Officer

William D. Stewart                                                $226,095.00*
      Vice President and General Manager, Vacuum Products Group

Ronald C. Weigner                                                 $240,000.00
      Vice President and Chief Financial Officer

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* Represents 2004 salary.  2005 salary is not yet effective for this individual.